Registration No. 333-
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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


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                               FORM S-3

                        REGISTRATION STATEMENT
                                UNDER
                      THE SECURITIES ACT OF 1933


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                            TECHDYNE, INC.
         (Exact name of registrant as specified in character)


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                              EXHIBITS

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                            EXHIBIT INDEX


      4(a)  Form of Common Stock Certificate*

      5     Opinion of Lawrence E. Jaffe, Esq. (including consent)

     23(a)  Consent of Ernst & Young LLP (included on page II-5)

       (b) Consent of Lawrence E. Jaffe, Esq. (included in his opinion of counsel filed as Exhibit 5)

     24     Power of Attorney



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*  Incorporated by reference to the Company's Form SB-2 Registration, Part
   II, Item 27.

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                                 EXHIBIT 5